UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) August 7, 2014

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ALBEMARLE CORPORATION
(Exact name of Registrant as specified in charter)
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Virginia	001-12658	54-1692118
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

451 Florida Street, Baton Rouge, Louisiana		70801
(Address of principal executive offices)		(Zip code)
Registrant’s telephone number, including area code
(225) 388-8011
Not applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a- 12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01.    Other Events.

As previously announced on September 23, 2013, Albemarle Corporation (the “Company”) realigned its organizational structure, effective January 1, 2014, to better align the Company’s resources to support its ongoing business strategy. The new organizational structure is designed to increase customer focus, enhance innovation and accelerate growth. Effective January 1, 2014, the Company changed its reportable business segments to align with the new organizational structure. The new segment structure is as follows:

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The Performance Chemicals segment includes Fire Safety Solutions, Specialty Chemicals and Fine Chemistry Services, consolidating the Company’s bromine, mineral and custom manufacturing assets under one business unit.

•	The Catalyst Solutions segment includes Refinery Catalyst Solutions and Performance Catalyst Solutions.

The new segment structure is consistent with the manner in which information is presently used internally by the Company’s chief operating decision maker to evaluate performance and make resource allocation decisions. Each segment has a dedicated team of sales, research and development, process engineering, manufacturing and sourcing, and business strategy personnel and has full accountability for improving execution through greater asset and market focus, agility and responsiveness. The new structure also facilitates the continued standardization of business processes across the organization as part of the Company’s ongoing One Albemarle strategy.

On April 15, 2014, the Company signed a definitive agreement to sell its antioxidant, ibuprofen and propofol businesses and assets to SI Group, Inc. for an undisclosed amount of cash. Included in the transaction are Albemarle’s manufacturing sites in Orangeburg, South Carolina and Jinshan, China, along with Albemarle’s antioxidant product lines manufactured in Ningbo, China. The sale is subject to customary closing conditions and is expected to close later in 2014. In the second quarter of 2014, the Company began accounting for these assets as held for sale. The financial results of the disposal group are being presented as discontinued operations and excluded from segment results.

Exhibit 12. 1 to this Current Report on Form 8-K contains the following item from our Annual Report on Form 10-K for the year ended December 31, 2013 that has been recast for the discontinued operations change described above:

•	Part IV, Item 15. Exhibits and Financial Statement Schedules - Exhibit 12.1 Statement of Computation of Ratio of Earnings to Fixed Charges

Exhibit 99.1 to this Current Report on Form 8-K contains the following items from our Annual Report on Form 10-K for the year ended December 31, 2013 that have been recast for the segment change and presentation of discontinued operations described above:

•	Part I, Item 1. Business;

•	Part II, Item 6. Selected Financial Data;

•	Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations; and

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Part II, Item 8. Financial Statements and Supplementary Data. There has been no change to our previously reported Consolidated Balance Sheets, Consolidated Statements of Comprehensive Income, Consolidated Statements of Changes in Equity or Consolidated Statements of Cash Flows for the periods reported herein.

Exhibit 99.2 to this Current Report on Form 8-K contains the following item from our Annual Report on Form 10-K for the year ended December 31, 2013 that has been recast for the discontinued operations change described above:

•	Part IV, Item 15. Exhibits and Financial Statement Schedules - Exhibit 99.1 Five-Year Summary

The information presented in this Current Report on Form 8-K has been updated for the segment change and presentation of discontinued operations, and for disclosure of cumulative undistributed earnings of our non-U.S. affiliates related to income taxes, and does not reflect events occurring after the filing of the Company’s Annual Report on Form 10-K for the year ended December 31, 2013. This Current Report on Form 8-K should be read in conjunction with the Company’s previously filed Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and the Company’s subsequent filings with the Securities and Exchange Commission.

Section 9 - Financial Statements and Exhibits

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits.

12.1    Updates to Annual Report on Form 10-K for the year ended December 31, 2013

Part IV, Item 15. Exhibits and Financial Statement Schedules, Exhibit 12.1 Statement of Computation of Ratio of Earnings to Fixed Charges

23.1    Consent of Independent Registered Public Accounting Firm

99.1    Updates to Annual Report on Form 10-K for the year ended December 31, 2013

Part I, Item 1. Business
Part II, Item 6. Selected Financial Data
Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations
Part II, Item 8. Financial Statements and Supplementary Data

99.2    Updates to Annual Report on Form 10-K for the year ended December 31, 2013

Part IV, Item 15. Exhibits and Financial Statement Schedules, Exhibit 99.1 Five-Year Summary

101.INS    XBRL Instance Document

101.SCH    XBRL Taxonomy Extension Schema Document

101.CAL    XBRL Taxonomy Extension Calculation Linkbase Document

101.DEF    XBRL Taxonomy Extension Definition Linkbase Document

101.LAB    XBRL Taxonomy Extension Label Linkbase Document

101.PRE    XBRL Taxonomy Extension Presentation Linkbase Document

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 7, 2014

ALBEMARLE CORPORATION

By:	/s/ Scott A. Tozier
Scott A. Tozier
Senior Vice President and Chief Financial Officer